EXHIBIT NO. 10-6

AMENDMENT 1
TO THE
NIAGARA MOHAWK POWER CORPORATION
1995 STOCK INCENTIVE PLAN

This sets forth Amendment 1 to the Niagara Mohawk Power Corporation 1995 Stock Incentive Plan, effective as of December 13, 1995 (“Plan”). This Amendment shall be effective as of January 1, 1999.

               1.     The name of the Plan shall be changed from the “Niagara Mohawk Power Corporation 1995 Stock Incentive Plan” to the “Niagara Mohawk 1995 Stock Incentive Plan.”

               2.     Section 1.1 of the Plan shall be restated to provide as follows:

Establishment of the Plan. Niagara Mohawk Power Corporation, a New York corporation, established an incentive compensation plan, known as the “Niagara Mohawk Power Corporation 1995 Stock Incentive Plan,” to permit grants of SARs, Stock Units and Dividend Equivalents. The plan became effective as of December 13, 1995 (“Effective Date”).

Effective as of January 1, 1999, the name of the plan was changed to the “Niagara Mohawk 1995 Stock Incentive Plan” (“Plan”). The Plan shall remain in effect as provided in Section 1.3.

               3.     The definition of “Board” or “Board of Directors” in Article 2.4 of the Plan shall be restated as follows:

“Board” or “Board of Directors” means, effective March 17, 1999, the Board of Directors of Niagara Mohawk Holdings, Inc. Prior to March 17, 1999, references to “Board” mean the Board of Directors of Niagara Mohawk Power Corporation.

               4.      The first line of Section 2.6(2) of the Plan shall be amended by deleting the phrase “as of the date hereof,” and by inserting the phrase “as of April 1, 1999,” in its place.

               5.      The phrase “the sale or other disposition of all or substantially all of the assets of the Company,” in clause (ii) of Section 2.6(4) of the Plan shall be deleted and the following shall be inserted in its place:

the sale or other disposition of all or substantially all of the assets of the Company or, on or after April 1, 1999, of Niagara Mohawk Power Corporation,

6.	The definition of “Company” in Section 2.9 of the Plan shall be restated as follows: “Company” means Niagara Mohawk Holdings, Inc. (effective as of March 17, 1999), Niagara Mohawk Power Corporation, and any other separate employer that participates in this Plan with the consent of the Board (each of these separate employers, as well as any other separate employer that participates in this Plan with the consent of the Board, shall hereinafter be referred to as a “Participating Employer”). Notwithstanding the foregoing, the term “Company” means Niagara Mohawk Holdings, Inc. for purposes of the administration of the Plan and for purposes of Section 2.6. The term “Company” is being used solely for convenience to make the Plan easier to read, and does not alter the fact that an Employee is employed by the separate Participating Employer from which the Employee regularly receives his paycheck. With respect to any Employee, the term “Company” means such separate Participating Employer.

7.	The definition of “Shares” in Section 2.21 of the Plan shall be restated as follows: “Shares” means, through March 17, 1999, the shares of common stock of Niagara Mohawk Power Corporation, par value $1.00. After March 17, 1999, all references to “Shares” mean the shares of common stock of Niagara Mohawk Holdings, Inc., par value $1.00.

Executed this 17th day of August 2001.

NIAGARA MOHAWK HOLDINGS, INC.

                                                                                                                                                                                                                                                               /s/ David J. Arrington                                                                                                                                                                                                                                                                                            David J. Arrington
                                                                                                                                                                                                                                                              Senior Vice President and
                                                                                                                                                                                                                                                              Chief Administrative Officer